Exhibit 1.1

[•] Shares

LINEAGE, INC.

COMMON STOCK, $0.01 PAR VALUE PER SHARE

UNDERWRITING AGREEMENT

[•], 2024

[•], 2024

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

BofA Securities, Inc.

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

c/o	Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o	Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o	BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o	J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o	Wells Fargo Securities, LLC

500 West 33rd Street, 14th Floor

New York, New York 10001

Ladies and Gentlemen:

Lineage, Inc., a Maryland corporation (the “Company”), Lineage OP, LP, a Maryland limited partnership (the “Operating Partnership”), and Lineage Logistics Holdings, LLC, a Delaware limited liability company (“Holdings” and, together with the Company and the Operating Partnership, the “Transaction Entities”), propose that the Company issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) [•] shares of its common stock, $0.01 par value per share (the “Firm Shares”). The Company also proposes to issue and sell to the several Underwriters not more than an additional [•] shares of its common stock, $0.01 par value per share (the “Additional Shares”), if and to the extent that Morgan Stanley & Co. LLC (“Morgan Stanley”), Goldman Sachs & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the offering (collectively, the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of common stock, $0.01 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.” The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (File No. 333-280470), including a preliminary prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For the avoidance of doubt, all references to the Transaction Entities in this Agreement, including in the Representations and Warranties section below, shall mean the Transaction Entities individually and/or collectively, as the context may require.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus used prior to the effectiveness of the Registration Statement and each prospectus that omitted information pursuant to Rule 430A under the Securities Act that was used after such effectiveness and prior to the execution and delivery of this Agreement, “Time of Sale Prospectus” means the preliminary prospectus contained in the Registration Statement at the time of its effectiveness together with the documents and pricing information set forth in Schedule II hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof.

The Company, upon receipt thereof, will contribute the net proceeds from the sale by the Company of the Firm Shares and the Additional Shares, if any, to the Operating Partnership, in exchange for common units of limited partnership interest of the Operating Partnership (the “OP Units”). On or prior to the Closing Date, the Company will effect certain reorganization and other transactions as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Structure and Formation of Our Company – Formation Transactions” (collectively, the “Formation Transactions”). In this Agreement, we refer to the agreements pursuant to which the Formation Transactions will be effected as the “Formation Transaction Agreements.” All references to (x) subsidiaries of the Transaction Entities shall be understood to refer to subsidiaries of the Transaction Entities after giving effect to the Formation Transactions, and (y) properties of the Transaction Entities or any of their respective subsidiaries shall be understood to refer to the properties of the Transaction Entities or any of their respective subsidiaries, respectively, after giving effect to the Formation Transactions.

Morgan Stanley has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company, each as identified by the Company (collectively, “Participants”), as set forth in each of the Time of Sale Prospectus and the Prospectus under the heading “Underwriters” (the “Directed Share Program”). The Shares to be sold by Morgan Stanley and/or its affiliates pursuant to the Directed Share Program, at the direction of the Company, are referred to hereinafter as the “Directed Shares”. Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

1.	Representations and Warranties. Each of the Transaction Entities, jointly and severally, represents and warrants to and agrees with each of the Underwriters that:

(a)

The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the knowledge of the Transaction Entities, threatened by the Commission.

(b)

(i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4) and any Option Closing Date (as defined in Section 2), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(c)

The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus.

(d)

The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a material adverse effect on the Transaction Entities and their respective subsidiaries, taken as a whole, or on the performance by the Transaction Entities of their respective obligations under this Agreement or by the Transaction Entities and their respective subsidiaries, as applicable, under the Formation Transaction Agreements (collectively, a “Material Adverse Effect”). As used herein, “subsidiary” or “subsidiaries” means the direct and indirect subsidiaries of the Company, the Operating Partnership and/or Holdings, as applicable, but not any unconsolidated joint venture of the Company, the Operating Partnership or Holdings.

(e)

The Operating Partnership has been duly formed, is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation, has the limited partnership power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect. The Company is, and following the Formation Transactions will remain, the sole general partner of the Operating Partnership.

(f)

Holdings has been duly formed, is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its formation, has the limited liability company power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect. The Operating Partnership is, and following the Formation Transactions will remain, the sole managing member of Holdings.

(g)

The Agreement of Limited Partnership of the Operating Partnership, dated [•], 2024 (the “Operating Partnership Agreement”) is in full force and effect and, at the Closing Date or any Option Closing Date, as the case may be, the aggregate percentage interests of the Company in the Operating Partnership will be as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that, to the extent any portion of the Underwriters’ option to purchase the Additional Shares is exercised hereunder, the percentage interests of the Company in the Operating Partnership will be adjusted accordingly. At the Closing Date or any Option Closing Date, as the case may be, the Company will contribute the proceeds from the sale of the Firm Shares and, to the extent any portion of the Underwriters’ option is exercised, the Additional Shares, to the Operating Partnership in exchange for a number of OP Units equal to the number of Firm Shares and Additional Shares issued, and the Operating Partnership will further contribute the proceeds to Holdings in exchange for a number of LLC Interests (as defined below) equal to the number of OP Units issued. All of the OP Units and LLC Interests issued in consideration of the contribution of the proceeds from the sale of the Firm Shares and the Additional Shares (if any) have been duly authorized and, at the Closing Date or any Option Closing Date, as the case may be, will be duly and validly authorized and issued, owned by the Company or the Operating Partnership, as applicable, free and clear of all liens, encumbrances, equities or claims, and none of such OP Units or LLC Interests will be issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.

(h)

The terms of the OP Units and the legacy units (the “Legacy Units”) described in Exhibit F to the Operating Partnership Agreement, conform in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) no OP Units or Legacy Units are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any OP Units, Legacy Units, or any other ownership interests of the Operating Partnership and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units, Legacy Units or any other ownership interests of the Operating Partnership.

(i)

The [Ninth] Amended and Restated Agreement of Holdings, dated [•], 20[•] (the “Holdings LLC Agreement”) is in full force and effect and, at the Closing Date or any Option Closing Date, as the case may be, the aggregate percentage interests of the Operating Partnership in Holdings and the other owners of limited liability company interests of Holdings (“LLC Interests”) or any other ownership interests in Holdings will be as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The terms of the LLC Interests conform in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) no LLC Interests are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any LLC Interests or any other ownership interests of Holdings and (iiii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for LLC Interests or any other ownership interests of Holdings.

(j)

The OP Units, Legacy Units and LLC Interests issued or to be issued in the Formation Transactions, as the case may be, have been or will be duly and validly authorized and, on the Closing Date, will be validly issued, and none of such OP Units, Legacy Units and LLC Interests will be issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights. The issuance by the Operating Partnership of the OP Units, Legacy Units and by Holdings of the LLC Interests, in connection with the Formation Transactions are exempt from the registration requirements of the Securities Act and applicable state securities, real estate syndication and Blue Sky laws.

(k)

The conversion of Lineage OP, LLC from a Delaware limited liability company to a Maryland limited partnership, including the related Certificate of Conversion filed in connection with such conversion with the Secretary of State of the State of Delaware, and the Articles of Conversion filed in connection with such conversion with the State Department of Assessments and Taxation of Maryland, and the related reclassification of the limited liability company interests of Lineage OP, LLC to units of partnership interests of the Operating Partnership has been duly authorized by all necessary limited liability company action of Lineage OP, LLC.

(l)

Each subsidiary of the Company (other than the Operating Partnership and Holdings) has been duly incorporated, organized or formed, is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdiction) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect; and all of the issued shares of capital stock or other equity interests of each subsidiary of the Company (other than the Operating Partnership and Holdings) have been duly and validly authorized and issued and are fully paid (in the case of any subsidiaries that are organized as limited liability companies, limited partnerships or other business entities, to the extent required under the applicable limited liability company, limited partnership or other organizational agreement) and non-assessable (except in the case of interests held by general partners or similar entities under the applicable laws of other jurisdictions, in the case of any subsidiaries that are organized as limited liability companies, as such non-assessability may be affected by Section 18-607 or Section 18-804 of the Delaware Limited Liability Company Act or similar provisions under the applicable laws of other jurisdictions or the applicable limited liability company agreement and, in the case of any subsidiaries that are organized as limited partnerships, as such non-assessability may be affected by Section 17-607 or Section 17-804 of the Delaware Revised Uniform Limited Partnership Act or similar provisions under the applicable laws of other jurisdictions or the applicable limited partnership agreement), and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement and certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” within the meaning of Section 1-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(m)

Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company is not currently prohibited, directly or indirectly, from making any distributions to its stockholders, and (ii) no subsidiary of the Company (including the Operating Partnership and Holdings) is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company, or, except as prohibited by any mortgage or other loan documents, from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(n)

This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities. The Formation Transaction Agreements have been duly authorized, executed and delivered by the Transaction Entities, in each case, to the extent that such entity is a party thereto. Each Formation Transaction Agreement constitutes a legally valid and binding obligation of the Transaction Entities, and any entities controlled directly or indirectly by the Transaction Entities, as applicable, in each case, to the extent that such entity is a party thereto, enforceable against each of them that is a party thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to rights to indemnity and contribution thereunder, except as rights may be limited by applicable law or policies underlying such law.

(o)

The statements in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the headings “Certain Relationships and Related Party Transactions,” “Structure and Formation of Our Company,” “Description of the Partnership Agreement of Lineage OP, LP,” “Description of the Operating Agreement of Lineage Logistics Holdings, LLC,” “Description of Our Capital Stock,” “Certain Provisions of Maryland Law and of Our Charter and Bylaws,” “Shares Eligible for Future Sale” and “Federal Income Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or legal or governmental proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or legal or governmental proceedings, in all material respects.

(p)	The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(q)

The shares of capital stock of the Company outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable, are not subject to any preemptive or similar rights and have been offered and sold in compliance with U.S. federal and applicable securities laws. The units of partnership interest of the Operating Partnership and limited liability company interests of Holdings, respectively, outstanding prior to the issuance of the Shares are validly issued, are not subject to any preemptive or similar rights and have been offered and sold in compliance with U.S. federal and applicable securities laws. Except as described in or expressly contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interest in the Company, the Operating Partnership and Holdings, respectively, or any of their respective subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any equity interests of such entity, any such convertible or exchangeable securities or any such rights, warrants or options; the units of partnership interest of the Operating Partnership and the limited liability company interests of Holdings, respectively, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(r)

The Shares have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any preemptive or similar rights.

(s)

The execution and delivery by each of the Transaction Entities of, and the performance by each of them, as applicable, of their respective obligations under, this Agreement and the Formation Transaction Agreements, in each case, to the extent that such entity is a party, will not conflict with, result in a breach or violation of, or constitute a default under, or imposition of any lien, charge or encumbrance upon any property or assets of the Transaction Entities or any of their subsidiaries pursuant to, or otherwise contravene, (i) any provision of applicable law, or the articles of amendment and restatement or bylaws of the Company, the certificate of limited partnership of the Operating Partnership and the Operating Partnership Agreement, or the certificate of formation of limited liability company of Holdings and the Holdings LLC Agreement, (ii) any agreement or other instrument, binding upon the Transaction Entities or any of their respective subsidiaries, as the case may be, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Transaction Entities or any of their respective subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach, violation, default, imposition or contravention that would not, singly or in the aggregate, have a Material Adverse Effect, and no consent, approval, authorization or order of, qualification with or filing by or with, any governmental body, agency or court is required for the performance by the Transaction Entities of their respective obligations under this Agreement and the Formation Transaction Agreements, except for those that have been obtained or completed, the registration of the Shares under the Securities Act and such as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(t)

None of the Transaction Entities nor any of their respective subsidiaries is (i) in violation of its articles of amendment or restatement or bylaws or similar organizational documents; or (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Transaction Entities or any of their respective subsidiaries is a party or by which the Transaction Entities or any of their respective subsidiaries is bound or to which any of the property or assets of the Transaction Entities or any of their respective subsidiaries is subject, except, in the case of clauses (ii) above, for any such default or violation that would not, singly or in the aggregate, have a Material Adverse Effect.

(u)

There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Transaction Entities and their respective subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(v)

There are no legal, governmental or regulatory proceedings, actions, investigations, demands, claims, suits, arbitrations or inquiries (collectively, “Proceedings”) pending or, to the knowledge of the Transaction Entities, threatened to which any of the Transaction Entities or any of their respective subsidiaries is a party or to which any of the properties of the Transaction Entities or any of their respective subsidiaries is subject (i) other than Proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not, singly or in the aggregate, have a Material Adverse Effect or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(w)

Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement, the Time of Sale Prospectus and the Prospectus or otherwise registered for sale or sold under the Securities Act by any of the Transaction Entities or any of their respective subsidiaries.

(x)

Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(y)

None of the Transaction Entities or any of their respective subsidiaries is, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, none of the Transaction Entities will be, required to register as an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(z)

The Transaction Entities and each of their respective subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(aa)

There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

(bb)

(i) None of the Transaction Entities, any of their respective subsidiaries or any director, officer, or employee thereof, or, to the Transaction Entities’ knowledge, any affiliate, agent or representative of the Transaction Entities or any of their respective subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any person to improperly influence official action by that person for the benefit of the Transaction Entities or any of their respective subsidiaries or affiliates, or to otherwise secure any improper advantage, or to any person in violation of (a) the U.S. Foreign Corrupt Practices Act of 1977, (b) the UK Bribery Act 2010, and (c) any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption (collectively, the “Anti-Corruption Laws”).

(cc)

The operations of the Transaction Entities and each of their respective subsidiaries are and have been conducted at all times in material compliance with all applicable anti-money laundering laws, rules, and regulations, including the financial recordkeeping and reporting requirements contained therein, and including the Bank Secrecy Act of 1970, applicable provisions of the USA PATRIOT Act of 2001, the Money Laundering Control Act of 1986, and the Anti-Money Laundering Act of 2020, (collectively, the “Anti-Money Laundering Laws”).

(dd)

No relationship, direct or indirect, exists between or among any of the Transaction Entities or any of their respective subsidiaries, on the one hand, and the directors, officers, stockholders, customers, suppliers or other affiliates of the Transaction Entities or any of their respective subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and that is not so described.

(ee)

(i) None of the Transaction Entities, any of their respective subsidiaries, or any director, officer or employee thereof or, to the Transaction Entities’ knowledge, any agent, affiliate, or representative of the Transaction Entities or any of their respective subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(A)

the subject of any sanctions administered or enforced by the United States Government (including the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”), or

(B)

located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria).

(ii)

The Transaction Entities will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)

to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is, or whose government is, the subject of Sanctions; or

(B)	to fund or facilitate any money laundering or terrorist financing activities; or

(C)

in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)

The Transaction Entities and any of their respective subsidiaries have not engaged in, are not now engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of Sanctions.

(ff)

The Transaction Entities and any of their respective subsidiaries have conducted and will conduct their businesses in compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, and Sanctions, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Transaction Entities or any of their respective subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws or Sanctions is pending or, to the knowledge of the Transaction Entities, threatened. The Transaction Entities and their respective subsidiaries and affiliates have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions, and with the representations and warranties contained herein.

(gg)

Subsequent to the respective dates as of which information is given in, and except as otherwise disclosed in, each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Transaction Entities and their respective subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) none of the Transaction Entities has purchased or redeemed any of its outstanding capital stock or partnership interests, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, partnership interests, limited liability company interests, short-term debt or long-term debt of the Transaction Entities and their respective subsidiaries, taken as a whole.

(hh)

(i) The Transaction Entities and each of their respective subsidiaries, have good and marketable title in fee simple to, or leasehold interest under a lease in, the real properties owned or leased by the Transaction Entities and their respective subsidiaries (collectively, the “Properties”), in each case, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities of any kind other than those that (A) are described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such Property and do not materially interfere with the use made and proposed to be made of such Property by the Transaction Entities and any of their respective subsidiaries; (ii) except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) each of the leases under which a Transaction Entity or one of its subsidiaries is a tenant relating to a Property are in full force and effect and no default or event of default has occurred under any such lease with respect to such Property and none of the Transaction Entities or any of their respective subsidiaries has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such lease and (B) none of the Transaction Entities or any of their respective subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Transaction Entities or any of their respective subsidiaries under any of the leases mentioned above, or affecting or questioning the rights of the Transaction Entities and any of their respective subsidiaries to the continued possession of the leased premises under any such lease; (iii) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no tenant under any of the leases of the Properties to which a Transaction Entity or any of its subsidiaries is a party (as a landlord) (the “Leases”) has a right of first refusal or an option to purchase any Property, which, if exercised, would reasonably be expected to have a Material Adverse Effect; (iv) the Transaction Entities have no knowledge that any Property fails to comply with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such Property), except for such failures to comply that would not, singly or in the aggregate, result in a Material Adverse Effect; (v) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no mortgage or deed of trust encumbering any Property is convertible into ownership interests in Transaction Entity or any of its subsidiaries; and (vi) except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, none of the Transaction Entities or any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any lessee under a Lease is in default under any of the Leases, and none of the Transaction Entities or any of their respective subsidiaries knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of the Leases, except in each case, for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

(ii)

Except as would not, singly or in the aggregate, have a Material Adverse Effect on the Transaction Entities and their subsidiaries, taken as a whole, (i) the Transaction Entities and their respective subsidiaries own or have a valid license to all patents, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their businesses as currently conducted; (ii) the Intellectual Property Rights owned by the Transaction Entities and their respective subsidiaries and, to the Transaction Entities’ knowledge, the Intellectual Property Rights licensed to the Transaction Entities and their respective subsidiaries, are valid, subsisting and, to the knowledge of the Transaction Entities, enforceable, and there is no pending or, to the Transaction Entities’ knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (iii) neither the Transaction Entities nor any of their respective subsidiaries have received any written notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights of others; (iv) to the Transaction Entities’ knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the Transaction Entities; (v) neither the Transaction Entities nor any of their respective subsidiaries infringe, misappropriate or otherwise violate, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights of others; (vi) all employees or contractors engaged in the development of Intellectual Property Rights on behalf of the Transaction Entities or any subsidiary of the Transaction Entities have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Transaction Entities or the applicable subsidiary, and to the Transaction Entities’ knowledge no such agreement has been breached or violated; and (vii) the Transaction Entities and their respective subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain all information intended to be maintained as a trade secret.

(jj)

(i) The Transaction Entities and their respective subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”) in material compliance with all license terms applicable to such Open Source Software; and (ii) to the Transaction Entities’ knowledge, neither the Transaction Entities nor any of their respective subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required (A) the Transaction Entities or any of their respective subsidiaries to permit reverse engineering of any software code or other technology owned by the Transaction Entities or any of their respective subsidiaries or (B) any software code or other technology owned by the Transaction Entities or any of their respective subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.

(kk)

(i) Except as would not, singly or in the aggregate, have a Material Adverse Effect, the Transaction Entities and each of their respective subsidiaries have complied and are presently in compliance with all internal privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Transaction Entities or any of their respective subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data (“Data Security Obligations”, and such data, “Data”); (ii) the Transaction Entities have not received any written notification of or written complaint regarding and are unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation and that would, singly or in the aggregate, have a Material Adverse Effect; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the Transaction Entities’ knowledge, threatened alleging non-compliance with any Data Security Obligation.

(ll)

Except as would not, singly or in the aggregate, have a Material Adverse Effect, the Transaction Entities and each of their respective subsidiaries have taken all commercially reasonable technical and organizational measures necessary to protect information technology systems and Data used in connection with the operation of the Transaction Entities’ and their respective subsidiaries’ businesses. Without limiting the foregoing, the Transaction Entities and their respective subsidiaries have used commercially reasonable efforts to establish and maintain, and have established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against, detect, and reasonably prevent material breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of information technology systems or Data used in connection with the operation of the Transaction Entities’ and their respective subsidiaries’ businesses (“Breach”). There has been no Breach (except for those that have been remedied without material cost, liability or obligation), and the Transaction Entities and their respective subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such material Breach.

(mm)

Except as would not, singly or in the aggregate, have a Material Adverse Effect, the Transaction Entities and each of their respective subsidiaries have: (i) conducted and conduct reasonable vulnerability testing and risk assessments of critical information technology systems used in connection with the operation of the Transaction Entities’ and their respective subsidiaries’ businesses (collectively, “Information Security Reviews”); (ii) corrected or mitigated any material vulnerabilities identified in such Information Security Reviews; and (iii) installed software security patches and other fixes or mitigation measures to identified technical information security vulnerabilities.

(nn)

No material labor dispute with the employees of the Transaction Entities or any of their respective subsidiaries exists, or, to the knowledge of the Transaction Entities, is imminent, and the Transaction Entities are not aware of any existing, threatened or imminent labor disturbance by the employees of any of their principal suppliers, manufacturers or contractors, in each case that would, singly or in the aggregate, have a Material Adverse Effect.

(oo)

(i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Transaction Entities or any of their respective subsidiaries would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) with respect to any Plan, no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any “benefit plan investor” within the meaning of the Department of Labor regulation at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and (iv) none of the Transaction Entities or any member of their respective “Controlled Groups” (each Controlled Group, defined as any entity, whether or not incorporated, that is under common control with the applicable Transaction Entity within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the applicable Transaction Entity under Section 414(b), (c),(m) or (o) of the Code) has any liability under Title IV of ERISA, except in each case with respect to the events or conditions set forth in (i) through (iv) hereof, as would not, singly or in the aggregate, have a Material Adverse Effect.

(pp)

The Transaction Entities and each of their respective subsidiaries have insurance policies issued by insurers of recognized financial responsibility covering the Transaction Entities’ and each of their respective subsidiaries’ respective Properties, operations, personnel and businesses, including business interruption insurance, which insurance insures against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and in light of the value of their properties, except as would not, singly or in the aggregate, have a Material Adverse Effect; and none of the Transaction Entities or any of their respective subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, singly or in the aggregate, have a Material Adverse Effect.

(qq)

The Transaction Entities and each of their respective subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Transaction Entities nor any of their respective subsidiaries have received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(rr)

Commencing with its taxable year ended December 31, 2020, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Code, and its form of organization and proposed method of operation, as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (to the extent they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurate summaries of the legal or tax matters described therein in all material respects.

(ss)

The financial statements included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s quarterly financial statements. The summary selected historical consolidated financial and other data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the information shown therein and, except for the “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) presented therein, have been compiled on a basis consistent with that of the audited or unaudited, as applicable, financial statements of the Company included therein. All disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act, and Item 10 of Regulation S-K under the Securities Act, in each case to the extent applicable. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The summary selected pro forma consolidated financial and other data, and pro forma financial statements and the related notes thereto included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The statistical, industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Transaction Entities reasonably and in good faith believe are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.

(tt)

KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(uu)

The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (it being understood that these clauses (i) and (ii) shall not require the Company to comply with Section 404 of the Sarbanes Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith as of an earlier date than it would otherwise be required to do so under applicable law).

(vv)

Except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, equity incentive plans or other employee or director compensation plans or pursuant to outstanding equity-based awards, rights or warrants.

(ww)

The Registration Statement, the Prospectus, the Time of Sale Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the Time of Sale Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.

(xx)

No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(yy)	The Common Stock has been approved for listing on the Nasdaq Global Select Market, subject to official notice of issuance.

(zz)

Except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, there are no unpaid transfer taxes or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale of the Shares.

(aaa)

Except, in each case, as would not reasonably be expected to have a Material Adverse Effect, the Transaction Entities and each of their respective subsidiaries have filed all U.S. federal, state, local and non-U.S. tax returns required to be filed through the date of this Agreement or have requested extensions thereof and have timely paid all taxes (including interest, penalties and additions thereto) required to be paid (whether or not shown on any tax returns), except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company, the Transaction Entities and each of their respective subsidiaries are not subject to any ongoing or pending audit, administrative proceedings or court proceedings, in each case with regard to any material U.S. federal, state, local or non-U.S. tax of any nature except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, and no tax deficiency has been determined adversely to the Transaction Entities or any of their respective subsidiaries (nor do the Transaction Entities nor any of their respective subsidiaries have any notice or knowledge of any tax deficiency that is likely to be asserted and which could reasonably be expected to be determined adversely to the Transaction Entities or their respective subsidiaries).

(bbb)

The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act other than those listed on Schedule III hereto. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Rule 163B of the Securities Act.

(ccc)

As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Prospectus, (B) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (C) any individual Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ddd)

Neither of the Transaction Entities nor any of their respective subsidiaries or affiliates has taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(eee)

Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(fff)

Neither of the Transaction Entities nor any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(ggg)

In connection with any offer and sale of Directed Shares outside the United States, each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the same is distributed. The Transaction Entities have not offered, or caused Morgan Stanley or any Morgan Stanley Entity as defined in Section 9 to offer, Directed Shares to any person with the specific intent to unlawfully influence (i) any purchaser of Directed Shares or any of such purchaser’s respective affiliates to alter such party’s level or type of business with any Transaction Entity, or (ii) a trade journalist or publication to write or publish favorable information about the Transaction Entities or any of their respective affiliates, or their respective businesses or products.

2.

Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $[•] a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [•] Additional Shares at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. As used herein, “business day” means a day on which the Nasdaq Global Select Market is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

3.

Terms of Public Offering. The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Company is further advised by the Representatives that the Shares are to be offered to the public initially at $[•] a share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[•] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[•] a share, to any Underwriter or to certain other dealers.

4.

Payment and Delivery. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at [__] a.m., New York City time, on [•], 2024, or at such other time on the same or such other date, not later than [•], 2024, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at [__] a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than [•], 2024, as shall be designated in writing by the Representatives.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters against payment of the Purchase Price therefor, with any transfer or other taxes payable in connection with the transfer of the Shares to the Underwriters having been duly paid.

5.

Conditions to the Underwriters’ Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [•] (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)	Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)

no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission;

(ii)

there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded to the Company or any of its subsidiaries or any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(iii)

there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives’ judgment, is material and adverse and that makes it, in the Representatives’ judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)

The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect (i) set forth in Sections 5(a)(i) and 5(a)(ii) above, (ii) to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date and (iii) that there shall not have occurred any material an adverse change, or any development involving a prospective material and adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)

The Underwriters shall have received on the date of execution and delivery of this Agreement and on the Closing Date a certificate, dated the date of execution and delivery of this Agreement and the Closing Date and signed by the Chief Financial Officer of the Company, to the effect set forth in Exhibit D hereto.

(d)

The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Latham & Watkins LLP, outside counsel for the Transaction Entities, dated the Closing Date, to the effect set forth in Exhibit E hereto.

(e)

The Underwriters shall have received on the Closing Date an opinion letter of Latham & Watkins LLP, tax counsel for the Transaction Entities, dated the Closing Date, to the effect set forth in Exhibit F hereto.

(f)

The Underwriters shall have received on the Closing Date an opinion letter of Venable LLP, Maryland counsel for the Transaction Entities, dated the Closing Date, to the effect set forth in Exhibit G hereto.

(g)

The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Goodwin Procter LLP, counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

With respect to the negative assurance letters to be delivered pursuant to Sections 5(d) and 5(g) above, Latham & Watkins LLP and Goodwin Procter LLP may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

The opinions of Latham & Watkins LLP and Venable LLP referenced in Sections 5(d), 5(e) and 5(f) above shall be rendered to the Underwriters at the request of the Transaction Entities and shall so state therein.

(h)

The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i)

The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Representatives and certain shareholders, officers and directors of the Company relating to restrictions on sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof (the “Lock-up Agreements”), shall be in full force and effect on the Closing Date.

(j)	On or prior to the Closing Date, the Formation Transactions shall have been consummated in accordance with the Formation Transaction Agreements.

(k)	The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of the following:

(i)

a certificate, dated the Option Closing Date and signed by the Chief Financial Officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 5(c) hereof remains true and correct as of such Option Closing Date;

(ii)

a certificate, dated the Option Closing Date and signed by an executive officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 5(b) hereof remains true and correct as of such Option Closing Date;

(iii)

an opinion and negative assurance letter of Latham & Watkins LLP, outside counsel for the Transaction Entities, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(d) hereof;

(iv)	an opinion letter of Latham & Watkins LLP, tax counsel for the Transaction Entities, dated the Option Closing Date, to the same effect as the opinion required by Section 5(e) hereof;

(v)

an opinion letter of Venable LLP, Maryland counsel for the Transaction Entities, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(f) hereof;

(vi)

an opinion and negative assurance letter of Goodwin Procter LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(g) hereof;

(vii)

a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(h) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than two business days prior to such Option Closing Date; and

(viii)

such other documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

6.	Covenants of the Transaction Entities. Each of the Transaction Entities, jointly and severally, covenants with each Underwriter as follows:

(a)

To furnish to the Representatives an electronic copy of the Registration Statement (including exhibits thereto), the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement.

(b)

Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives an electronic copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which any of the Representatives reasonably objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)

To furnish to the Representatives an electronic copy of each proposed free writing prospectus (including electronic road shows) to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which any of the Representatives reasonably objects.

(d)

Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)

If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)

If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g)	To use its reasonable best efforts to list, subject to notice of issuance, the Shares on the Nasdaq Global Select Market.

(h)

To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request (provided, however, that the Transaction Entities shall not be obligated to subject themselves to taxation in respect of doing business in any jurisdiction in which they are not otherwise so subject).

(i)

To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least the prior twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder, which requirement shall be satisfied by a filing with the Commission containing this information.

(j)	To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(k)

To use its reasonable best efforts to cause the Company to meet the requirements to qualify, for the taxable year ending December 31, 2024, for taxation as a REIT under the Code, and to use its reasonable best efforts to cause the Company to continue to qualify for taxation as a REIT under the Code, unless the Company’s board of directors determines that it is no longer in the best interests of the Company to so qualify or to be so qualified.

(l)	To use the net proceeds received from the sale of the Shares pursuant to this Agreement in the manner specified in the Time of Sale Prospectus under the caption “Use of Proceeds.”

(m)

Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Transaction Entities’ counsel and the Transaction Entities’ accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any stamp, transfer or other similar taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum (in an amount not to exceed $15,000), (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters (in an amount not to exceed $30,000) incurred in connection with the review and qualification of the offering of the Shares by FINRA, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq Global Select Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of any aircraft or ground transportation chartered in connection with the road show (the remaining 50% of such cost to be paid by the Underwriters), (ix) the document production charges and expenses associated with printing this Agreement, (x) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and transfer taxes, stamp duties, similar taxes or duties, if any, incurred by the Underwriters in connection with the Directed Share Program and (xi) all other costs and expenses incident to the performance of the obligations of the Transaction Entities hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled

“Indemnity and Contribution”, Section 9 entitled “Directed Share Program Indemnification” and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

(n)

If at any time following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act there occurred or occurs an event or development as a result of which such Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(o)

The Company will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

(p)

To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act prior to the earlier of (i) the Closing Date and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

The Company also covenants with each Underwriter that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder, (B) Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including OP Units, Legacy Units or LLC Interests) issued by any Transaction Entity in the Formation Transactions, (C) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or as a result of the Formation Transactions, in each case as described in each of the Time of Sale Prospectus and Prospectus, (D) any Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock (including OP Units) issued or granted pursuant to any employee benefit plan, qualified stock option plan or other employee compensation plan of the Company or the Operating Partnership referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (E) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period, (F) any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock (including OP Units and restricted stock units), in the aggregate not to exceed 10% of the total number of shares of Common Stock issued and outstanding immediately following the completion of the transactions contemplated by this Agreement (assuming full conversion, exchange or exercise of all outstanding securities convertible into or exercisable or exchangeable for shares of Common Stock (including OP Units, LLC Interests and restricted stock units)), issued in connection with property acquisitions, mergers or acquisitions, joint ventures, commercial relationships or other strategic transactions, provided, however, that the recipient of such shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock shall be required to execute a Lock-up Agreement in substantially the form attached as Exhibit A hereto for the duration of the Restricted Period or (G) the filing of a registration statement or amendment thereto relating to any employee benefit plan, qualified stock option plan or other employee compensation plan of the Company and/or the Operating Partnership referred to in the Registration Statement, Time of Sale Prospectus and Prospectus.

If the Representatives, in their sole discretion, agree to release or waive the restrictions on the transfer of Shares set forth in a Lock-up Agreement for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver substantially in the form of Exhibit B, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

7.

Covenants of the Underwriters. Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

8.

Indemnity and Contribution. (a) The Transaction Entities, jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any information relating to the Transaction Entities that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the information described as such in paragraph (b) below.

(b)

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Transaction Entities, their directors, officers who sign the Registration Statement and each person, if any, who controls the Transaction Entities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Transaction Entities to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Transaction Entities in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show or the Prospectus or any amendment or supplement thereto, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter under the caption “Underwriters”: (i) information relating to the concession amount in the first sentence appearing in the third paragraph thereunder, (ii) the seventh paragraph thereunder, and (iii) the first, second and ninth sentences appearing in the thirteenth paragraph thereunder.

(c)

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them and/or the indemnifying party and the indemnified party have different available defenses. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 8(a), and by the Transaction Entities, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of wrongdoing, culpability or a failure to act by or on behalf of any indemnified party.

(d)

To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Transaction Entities on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Transaction Entities and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Transaction Entities on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(e)

The Transaction Entities and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)

The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Transaction Entities contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Transaction Entities, their officers or directors or any person controlling the Transaction Entities and (iii) acceptance of and payment for any of the Shares.

9.

Directed Share Program Indemnification. (a) In connection with the offer and sale of the Directed Shares, the Company agrees to indemnify and hold harmless Morgan Stanley, each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Morgan Stanley within the meaning of Rule 405 of the Securities Act (“Morgan Stanley Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) that arise out of, or are based upon, the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Morgan Stanley Entities or (iv) that arise out of the violation of any applicable laws or regulations of foreign jurisdictions where the Directed Shares have been offered.

(b)

In case any proceeding (including any governmental investigation) shall be instituted involving any Morgan Stanley Entity in respect of which indemnity may be sought pursuant to Section 9(a), the Morgan Stanley Entity seeking indemnity, shall promptly notify the Transaction Entities in writing and the Company, upon request of the Morgan Stanley Entity, shall retain counsel reasonably satisfactory to the Morgan Stanley Entity to represent the Morgan Stanley Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Morgan Stanley Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Morgan Stanley Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Morgan Stanley Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Morgan Stanley Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Morgan Stanley Entities. Any such separate firm for the Morgan Stanley Entities shall be designated in writing by Morgan Stanley. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Morgan Stanley Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Morgan Stanley Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Morgan Stanley Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of Morgan Stanley, effect any settlement of any pending or threatened proceeding in respect of which any Morgan Stanley Entity is or could have been a party and indemnity could have been sought hereunder by such Morgan Stanley Entity, unless such settlement includes an unconditional release of the Morgan Stanley Entities from all liability on claims that are the subject matter of such proceeding.

(c)

To the extent the indemnification provided for in Section 9(a) is unavailable to a Morgan Stanley Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Morgan Stanley Entity thereunder, shall contribute to the amount paid or payable by the Morgan Stanley Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 9(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(c)(i) above but also the relative fault of the Company on the one hand and of the Morgan Stanley Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Morgan Stanley Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Morgan Stanley Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Morgan Stanley Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)

The Company and the Morgan Stanley Entities agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Morgan Stanley Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(c). The amount paid or payable by the Morgan Stanley Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Morgan Stanley Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Morgan Stanley Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Morgan Stanley Entity has otherwise been required to pay. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e)

The indemnity and contribution provisions contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Morgan Stanley Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.]

10.

Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Transaction Entities, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE American or the Nasdaq Global Select Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

11.	Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Transaction Entities for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Transaction Entities. In any such case either the Representatives or the Transaction Entities shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Transaction Entities to comply with the terms or to fulfill any of the conditions of this Agreement (which, for purposes of this Section 11, shall not include termination by the Underwriters under items (i), (iii), (iv) or (v) of Section 10 or this Section 11), or if for any reason the Transaction Entities shall be unable to perform their respective obligations under this Agreement, the Transaction Entities will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

12.

Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Transaction Entities and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)

The Transaction Entities acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Transaction Entities or any other person, (ii) the Underwriters owe the Transaction Entities only those duties and obligations set forth in this Agreement, any contemporaneous written agreements and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Transaction Entities, and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. Each of the Transaction Entities waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

13.

Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14.

Counterparts. For the convenience of the parties hereto, any number of counterparts of this Agreement may be executed by the parties hereto, each of which shall be an original instrument and all of which taken together shall constitute one and the same Agreement. Delivery of a signed counterpart of this Agreement by e-mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or facsimile transmission shall constitute valid and sufficient delivery thereof.

15.

Applicable Law. This Agreement, and any claim, controversy or dispute relating to or arising out of this Agreement, shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York.

16.	Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

17.

Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to Morgan Stanley & Co. LLC at 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; Goldman Sachs & Co. LLC at 200 West Street, New York, New York 10282; BofA Securities, Inc. at One Bryant Park, New York, New York 10036; J.P. Morgan Securities LLC at 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk Fax: (212) 633-8358; Wells Fargo Securities, LLC at 500 West 33rd Street, New York, New York 10001, Attention: Equity Syndicate Department (fax no: (212) 214-5918); with a copy to Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, attention: Scott C. Chase, Esq., fax: (617) 321-4413; and if to the Company and the Operating Partnership shall be delivered, mailed or sent to Lineage, Inc., 46500 Humboldt Drive, Novi, MI 48377, Attention: Legal Department; legalnotice@onelineage.com, with a copy to Latham & Watkins LLP, 355 S Grand Avenue, Suite 100, Los Angeles, CA 90071, Attention: Julian T.H. Kleindorfer and Lewis W. Kneib.

[Remainder of page intentionally blank]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, LINEAGE, INC.

By:
Name:
Title:

LINEAGE OP, LP By: LINEAGE, INC., its General Partner

By:
Name:
Title:

LINEAGE LOGISTICS HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof Morgan Stanley & Co. LLC Goldman Sachs & Co. LLC BofA Securities, Inc. J.P. Morgan Securities LLC Wells Fargo Securities, LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	Goldman Sachs & Co. LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

By:	BofA Securities, Inc.

By:
Name:
Title:

By:	J.P. Morgan Securities LLC

By:
Name:
Title:

By:	Wells Fargo Securities, LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. LLC
Goldman Sachs & Co. LLC
BofA Securities, Inc.
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
RBC Capital Markets, LLC
Rabo Securities USA, Inc.
Scotia Capital (USA) Inc.
UBS Securities LLC
Capital One Securities, Inc.
Truist Securities, Inc.
Evercore Group L.L.C.
Robert W. Baird & Co. Incorporated
KeyBanc Capital Markets Inc.
Mizuho Securities USA LLC
PNC Capital Markets LLC
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
Piper Sandler & Co.
Regions Securities LLC
Blaylock Van, LLC
Cabrera Capital Markets LLC
C.L. King & Associates, Inc.
Drexel Hamilton, LLC
Guzman & Company
Loop Capital Markets LLC
Roberts & Ryan Investments, Inc.
R. Seelaus & Co., LLC
Total:

I-1

SCHEDULE II

Time of Sale Prospectus

1.	Preliminary Prospectus issued [•], 202[4]

2.	[identify all free writing prospectuses filed by the Company under Rule 433(d) of the Securities Act]

3.	[free writing prospectus containing a description of terms that does not reflect final terms, if the Time of Sale Prospectus does not include a final term sheet]

4.

[orally communicated pricing information such as price per share and size of offering if a Rule 134 pricing term sheet is used at the time of sale instead of a pricing term sheet filed by the Company under Rule 433(d) as a free writing prospectus]

II-1

SCHEDULE III

Testing the Waters Materials

III-1

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

_____________, 2024

Morgan Stanley & Co. LLC

BofA Securities, Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Wells Fargo Securities, LLC

550 S. Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (collectively, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Lineage, Inc., a Maryland corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several underwriters identified therein, including the Representatives (the “Underwriters”), of shares (the “Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, will not cause any direct or indirect affiliate to, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for shares of Common Stock (including, for the avoidance of doubt, common units of partnership interest in Lineage OP, LP, the Company’s operating partnership (“OP Units”), Legacy Class A OP Units, Legacy Class B OP Units and OPEUs (each as defined in the Prospectus)), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Restricted Securities”) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, whether any such transaction described in clause (1) or (2) above (any transaction described in clause (1) or (2) above, collectively, “Transfers”) is to be settled by delivery of Restricted Securities or such other securities, in cash or otherwise. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Restricted Securities, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

The foregoing restrictions shall not apply to Transfers of any Restricted Securities:

(a)

acquired in the Public Offering (other than, for officers and directors of the Company, any issuer-directed Shares purchased in the Public Offering) or in open market transactions after the completion of the Public Offering;

(b)	as a bona fide gift or charitable contribution;

(c)	as distributions to limited partners, members or stockholders of the undersigned;

(d)

to an immediate family member of the undersigned or any trust or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(e)

to a corporation, partnership, limited liability company or other entity that controls or is controlled by, or is under common control with, the undersigned, or is wholly owned by the undersigned and/or by members of the undersigned’s immediate family;

(f)	by will, other testamentary document or intestate succession upon the death of the undersigned or for bona fide estate planning purposes;

(g)

by operation of law, such as pursuant to an order of a court or regulatory agency (for purposes of this lock-up agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body or any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction) or pursuant to a domestic order or in connection with a divorce settlement;

(h)	to the Company or its subsidiaries pursuant to any redemption or conversion right relating to OP Units, Legacy Class A OP Units, Legacy Class B OP Units or OPEUs;

(i)

to the Company or its subsidiaries pursuant to (A) the exercise on a net issuance basis by the undersigned of any award granted pursuant to the Company’s employee benefit plans as described in the Prospectus, or (B) share withholdings to cover applicable taxes in connection with the vesting or settlement of any award granted pursuant to the Company’s employee benefit plans as described in the Prospectus;

(j)

to a bona fide third party pursuant to a merger, consolidation, tender offer or other similar transaction pursuant to an offer made to all holders of Common Stock and involving a change of control of the Company and approved by the Company’s board of directors; or

(k)

as a pledge, hypothecation or other granting of a security interest in Restricted Securities to one or more lending institutions as collateral or security for any loan, advance or extension of credit (provided that at the time of making the loan, advance or extension of credit, such loan, advance or extension of credit does not exceed 33% of the total value of the total collateral so pledged, hypothecated or granted) and any Transfer upon foreclosure upon such Restricted Securities.

provided that in the case of any Transfer pursuant to clauses (b), (c), (d), (e) or (f) [(except for any Transfer pursuant to clause (c) by the undersigned to “small holders” (as defined in the Prospectus)]1, each transferee, donee or distributee, as applicable, shall sign and deliver a lock-up agreement substantially in the form of this agreement for the balance of the Restricted Period; provided further that in the case of any Transfer pursuant to clauses (a), (d) and (e), no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period; provided further that any Transfer pursuant to clause (b) shall not involve a disposition for value, and any filing under Section 16(a) of the Exchange Act reporting a Transfer pursuant to clause (b) shall clearly indicate in the footnotes thereto that such Transfer is not for value, that the shares of Common Stock subject to such Transfer remain subject to restrictions set forth herein and that the filing relates to the circumstances described in clause (b); provided further that any Transfer pursuant to clause (c) shall not involve a disposition for value, and any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock resulting from a Transfer pursuant to clause (c) shall clearly indicate in the footnotes thereto that such Transfer is not for value, that the shares of Common Stock subject to such Transfer remain subject to restrictions set forth herein [(except for any Transfer pursuant to clause (c) by the undersigned to “small holders” (as defined in the Prospectus), in which case, the footnotes shall indicate that the shares of Common Stock subject to such Transfer is subject to

[1]	NTD: To be included only for BGLH.

the restrictions of Rule 144)]2 and that the filing relates to the circumstances described in clause (c), and no other public filing (other than those that might be required during the Restricted Period pursuant to Section 13 of the Exchange Act) or announcement shall be required or shall be made voluntarily in connection with such Transfer; provided further that in connection with any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock resulting from a Transfer pursuant to clause (i), such filing shall indicate that such Transfer has been net share settled; and provided further that in connection with any Transfer pursuant to clause (k), the undersigned shall provide the Representatives prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest.

“Change of control” shall mean the Transfer (whether by tender offer, merger, consolation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter pursuant to an offering), of the Company’s voting securities if, after such Transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity).

The foregoing restrictions shall also not apply to facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the Transfer of shares of Common Stock, provided that (x) such plan does not provide for the Transfer of shares of Common Stock during the Restricted Period and (y) to the extent a public announcement or disclosure, or filing under the Exchange Act, regarding the establishment of such plan is required or voluntarily made by or on behalf of the undersigned or the Company, such announcement, disclosure or filing shall include a statement to the effect that no Transfer of shares of Common Stock may be made under such plan during the Restricted Period.

In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Restricted Securities.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the Public Offering.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a Transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a Transfer not for consideration or to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this agreement to the extent and for the duration that such terms remain in effect at the time of the Transfer.

[2]	NTD: To be included only for BGLH.

[If any record or beneficial owner of any securities of the Company other than the undersigned (each, a “Triggering Shareholder”) is granted an early release or waiver from the restrictions described herein or in any other similar agreement during the Restricted Period (each, a “Triggering Release”), then the undersigned shall also be granted an early release or waiver, as applicable, from its obligations hereunder on the same terms and conditions as the Triggering Release with respect to the same percentage of the undersigned’s Restricted Securities as the percentage that the securities being released or waived in the Triggering Release represent with respect to the Restricted Securities held by the Triggering Shareholder at the time of the Triggering Release. Notwithstanding the foregoing, the pro rata release or waiver described in this paragraph will not apply: (a) if the aggregate number of shares released pursuant to all Triggering Releases is less than or equal to 1.0% of the total number of outstanding shares of Common Stock (assuming the conversion, exercise or exchange of securities convertible into or exercisable or exchangeable for shares of Common Stock) calculated as of the date of the last such Triggering Release; (b) if it is effected solely to permit a Transfer not for consideration and the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of the transfer; (c) in connection with an early release or waiver from the restrictions described herein during the Restricted Period in connection with an underwritten public offering, whether or not such offering or sale is wholly or partially a secondary offering of the Company’s securities, so long as the undersigned is provided with the opportunity to be released and participate in such offering, pro rata relative to the Triggering Shareholder; or (d) if the Triggering Release is granted due to circumstances of an emergency or hardship as determined by the Representatives in their sole judgment. For purposes of determining record or beneficial ownership of a shareholder, all shares of Restricted Securities held by investment funds affiliated with such shareholder shall be aggregated.]3

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering, and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any shares of Common Stock at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

[3]	NTD: To be included only for BentallGreenOak, D1 Capital, Oxford and Stonepeak.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this lock-up agreement. The undersigned understands that the Company and the Underwriters are relying upon this lock-up agreement in proceeding toward the consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This lock-up agreement shall automatically terminate and be of no further effect upon the earliest to occur, if any, of: (i) the date of the filing with the Securities and Exchange Commission of a notice of withdrawal of the Registration Statement on Form S-11 (which covers Shares) pursuant to Rule 477 promulgated under the Securities Act, (ii) the Company advises the Representatives in writing prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (iii) the Underwriting Agreement is executed but is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder, and (iv) September 30, 2024, in the event that the Underwriting Agreement has not been executed on or before that date; provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to six additional months.

This agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

(Name)

(Address)[4]

[4]	NTD: Modify signature block for legal entities.

EXHIBIT B

FORM OF WAIVER OF LOCK-UP

_____________, 20__

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC (collectively, the “Representatives”) in connection with the offering by [Corporation] (the “Company”) of _____ shares of common stock, $__ par value (the “Common Stock”), of the Company and the lock-up agreement dated ____, 20__ (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated ____, 20__, with respect to ____ shares of Common Stock (the “Shares”).

The Representatives hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Agreement, but only with respect to the Shares, effective _____, 20__; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Agreement shall remain in full force and effect.

Very truly yours,

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

BofA Securities, Inc.

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

B-1

By:
Name:
Title:

cc: Company

B-2

EXHIBIT C

FORM OF PRESS RELEASE

[Name of Company]

[Date]

[Name of Issuer] (the “Company”) announced today that Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, the lead book-running managers in the Company’s recent public sale of _____ shares of its common stock is [waiving][releasing] a lock-up restriction with respect to ____ shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver][release] will take effect on ____, 20__, and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

C-1

EXHIBIT D

FORM OF CERTIFICATE OF CHIEF FINANCIAL OFFICER

[Omitted]

D-1

EXHIBIT E

FORM OF OPINION AND NEGATIVE ASSURANCE LETTER OF LATHAM & WATKINS LLP

[Omitted]

E-1

EXHIBIT F

FORM OF TAX OPINION OF LATHAM & WATKINS LLP

[Omitted]

F-1

EXHIBIT G

FORM OF OPINION OF VENABLE LLP

[Omitted]

G-1